Supplement dated September 1, 2000
                         to Prospectus dated May 1, 2000
                           for JPF SEPARATE ACCOUNT C
                 of Jefferson Pilot Financial Insurance Company

This supplement updates certain information contained in the Ensemble SL prospectus and, to the extent inconsistent, it supersedes it. You should attach this supplement to your prospectus and retain it with the prospectus for future reference. The following changes are all effective September 1, 2000:

The language on page 7 of the Prospectus relating to Mortality and Expense Risk Charge is amended to provide a decrease in the current annual rate from .60% to
 .40% in Policy Years 11 and thereafter.

The language at the top of page 21 of the Prospectus in the section entitled "Policy Loans" is amended to provide a decrease in the interest charged on Type B loans from 6% to 5%. For existing Policies, this rate applies only to new Type B loans.